EXHIBIT 10.2

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER: CO 2-013
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER: 5/07/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional cost for providing equipment, material, and labor for site work at the MLV 2-1 site in the north marsh including rocking and fencing around the valve station site per the attached estimate of May 6, 2008.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006, 007, 008, 009, 010, 011, and 012)	$6,981,487.72

The Estimated Contract Price prior to this Change Order was	$77,059,682.72

The Estimated Contract Price will be increased by this Change Order in the amount of	$35,662.50

The new Estimated Contract Price including this Change Order will be	$77,095,345.22

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                      (    ) Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15, 2008

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by                      (    ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by                      (    ) Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor

/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name

President	Project Manager
Title	Title

5-29-2008	5-27-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER: CO 2-014
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER: 5/19/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For the negotiated global settlement agreed to on 5/15/08 and outlined in items 1 through 7 of the 5/15/08 spreadsheet attached. The items include:

ITEMS 1 THROUGH 7

Delayed Start – dredging	$188,000.00
Delayed Start – Pipeline Machinery	$8,995.83
Delayed Start – Add’l Equipment	$214,053.33
South Lake Screw Anchors	$128,698.00
Targa Screw Anchors	$143,353.74
Add’l Submar Mats	$21,378.00
Chemical Injection in Calc. R. HDD	$35,000.00

$739,478.90

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006, 007, 008, 009, 010, 011, 012, and 013)	$7,017,150.22

The Estimated Contract Price prior to this Change Order was	$77,095,345.22

The Estimated Contract Price will be increased by this Change Order in the amount of	$739,478.90

The new Estimated Contract Price including this Change Order will be	$77,834,824.12

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                      (    ) Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15, 2008

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by                      (    ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by                      (    ) Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor

/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name

President	Project Manager
Title	Title

5-29-2008	5-27-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER: CO 2-015
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER: 5/19/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For the north marsh timber mats damaged by Sheehan at the MLV 2-1 valve site work area per item 9 of the attached 5/15/08 recap and attached 4/24/08 Tanner invoice.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006, 007, 008, 009, 010, 011, 012, 013, and 014)	$7,756,629.12

The Estimated Contract Price prior to this Change Order was	$77,834,824.12

The Estimated Contract Price will be increased by this Change Order in the amount of	$60,580.00

The new Estimated Contract Price including this Change Order will be	$77,895,404.12

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                      (    ) Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15, 2008

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by                      (    ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by                      (    ) Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor

/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name

President	Project Manager
Title	Title

5-29-2008	5-27-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER: CO 2-016
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER: 6/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For modifications to seven (7) Main Line Valve assemblies, per the attached signed time tickets and table dated 6/18/08, to be charged as follows:

• MLV 1-3 at MP 18.1	Charge to Segment 1
• MLV 1-1 at Johnsons Bayou	“ ”	$ 72,003.83
• MLV 1-2 at MP 8.0	“ ”

• MLV 2-1 in the north marsh	Charge to Segment 2	$2, 856.65

• MLV 5 on Segment 3A	Charge to Segment 3A
• MLV 6 on Segment 3A	“ ”	$ 32,775.30

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006, 007, 008, 009, 010, 011, 012, 013, 014, and 015)	$7,817,209.12

The Estimated Contract Price prior to this Change Order was	$77,895,404.12

The Estimated Contract Price will be increased by this Change Order in the amount of	$107,635.79

The new Estimated Contract Price including this Change Order will be	$78,003,039.91

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                      (    ) Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15 , 2008

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by                      (    ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by                      (    ) Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor

/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name

President	Project Manager
Title	Title

6/20/2008	6-19-08
Date of Signing	Date of Signing